SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2018

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    On May 15, 2018, Bank of the James Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders for which the board of directors solicited proxies.

(b)    As of March 20, 2018, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 4,378,436 shares of common stock outstanding and eligible to vote. 3,470,453 shares, or approximately 79.26% of the outstanding shares, were represented at the meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company voted on the following matters as described in the Company’s Proxy Statement dated April 9, 2018:

Proposal No.1.     The Company’s shareholders elected four (4) Group Three directors to serve on the board of directors for a three year term to expire at the Company’s 2021 annual meeting of shareholders, as set forth below:

Name	Group	Votes For	Withheld Votes	Broker Non-Votes
Lewis C. Addison	Three	1,961,144	587,052	922,257
John R. Alford, Jr.	Three	2,496,277	51,919	922,257
William C. Bryant III	Three	2,474,944	73,252	922,257
J. Todd Scruggs	Three	2,474,944	73,252	922,257

Proposal No. 2. The Company’s shareholders ratified the appointment of Yount, Hyde & Barbour, P.C., of Winchester, Virginia, as the Company’s independent registered public accounting firm for the year ending December 31, 2018, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,468,285	1,773	395	—

Proposal No. 3. The Company’s shareholders approved the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,454,850	86,464	6,882	922,257

Proposal No. 4. The Company’s shareholders approved the Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,463,430	79,146	5,620	922,257

Proposal No. 5. The Company’s shareholders approved the non-binding, advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,430,462	53,310	64,424	922,257

The voting results for each proposal are the final voting results.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired - not applicable

(b)	Pro Forma Financial Information - not applicable

(c)	Shell Company Transactions - not applicable

(d)	Exhibits - not applicable

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 17, 2018	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

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